Corporate Information - Additional Information (Detail)	12 Months Ended
Apr. 30, 2020
Disclosure Of Corporate Information [Abstract]
Name of reporting entity or other means of identification	Starcore International Mines Ltd.
Country of incorporation	Canada
Address of entity's registered office	Head office located at Suite 750 – 580 Hornby Street, Vancouver, British Columbia, V6C 3B6.
Description of nature of entity's operations and principal activities	Starcore is engaged in exploring, extracting and processing gold and silver through its wholly-owned subsidiary, Compañia Minera Peña de Bernal, S.A. de C.V. (“Bernal”), which owns the San Martin mine in Queretaro, Mexico. The Company recently sold Altiplano GoldSilver S.A. de C.V (“Altiplano”), which owns the gold and silver concentrate processing plant in Matehuala, Mexico (see note 8). The Company is also engaged in acquiring mining related operating assets and exploration assets in North America directly and through corporate acquisitions.